UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2007
Date of Report (Date of earliest event reported)

FIRST INDUSTRIAL REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13102	36-3935116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 S. Wacker Drive, Suite 4000
Chicago, Illinois  60606
 (Address of principal executive offices, zip code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

First Industrial Realty Trust, Inc. (the “Company”) replaces the Section titled “Selling Stockholders” in the Company’s automatic shelf registration statement filed on Form S-3 (file number 333-142472) on April 30, 2007, with the following:

SELLING STOCKHOLDERS

The notes were originally issued by the Operating Partnership and sold by the initial purchasers of the notes in transactions exempt from the registration requirements of the Securities Act to persons reasonably believed by the initial purchasers to be qualified institutional buyers as defined by Rule 144A under the Securities Act.  Under certain circumstances, we may issue shares of Common Stock upon the exchange or redemption of the notes.  In such circumstances, the recipients of shares of Common Stock, including their transferees, pledges or donors or their successors, whom we refer to as the Selling Stockholders, may use this prospectus to resell from time to time the shares of Common Stock that we may issue to them upon the exchange or redemption of the notes.  Information about Selling Stockholders is set forth herein and information about additional Selling Stockholders may be set forth in a prospectus supplement, in a post-effective amendment, or in filings we make with the SEC under the Exchange Act which are incorporated by reference in this prospectus.

The table below provides the names of each Selling Stockholder and the number of shares of Common Stock offered by each Selling Stockholder.  As we are not obligated to issue Common Stock upon exchange or redemption of the notes and the Selling Stockholders may sell all, some or none of their shares of Common Stock, no estimate can be made of the aggregate number of shares of Common Stock that are to be offered hereby, or the aggregate number of shares of Common Stock that will be owned by each Selling Stockholder upon completion of the offering to which this prospectus relates.  The number of shares in the column “Number of shares offered hereby” includes the number of shares of Common Stock the Selling Stockholder may receive in exchange for the notes, except as noted.  Amounts shown in the column “Number of shares owned before the offering” represent the number of securities shown in the column “Number of shares offered hereby” plus shares of Common Stock owned by the Selling Stockholders that are not covered by the registration statement of which this prospectus forms a part.

The number of shares of Common Stock issuable upon the exchange or redemption of the notes shown in the table below assumes exchange of the full amount of notes held by each Selling Stockholder at the maximum exchange rate of 19.6356 shares of Common Stock per $1,000 principal amount of notes and a cash payment in lieu of any fractional share.  This exchange rate is subject to adjustment in certain events.  Accordingly, the number of shares of Common Stock issued upon the exchange or redemption of the notes may increase or decrease from time to time.

With respect to the information presented concerning the Selling Stockholders listed in the table below, we have not conducted any independent inquiry or investigation to ascertain that information and have relied on written questionnaires furnished to us by the Selling Stockholders as to the dollar amount of exchangeable notes held by each of them for the express purpose of including in this prospectus information as to the maximum number of shares for which such exchangeable notes may be exchanged.  Based upon information provided by the Selling Stockholders, none of the Selling Stockholders has, or within the past three years has had, any position, office or other material relationship with us or any of our affiliates.

The shares of Common Stock offered by this prospectus may be offered from time to time by the Selling Stockholders named below:

Name**	Number of shares owned before the offering	Number of shares offered hereby (1)		Number of shares owned after the offering (2)	Percentage of shares owned after the offering (2)(3)
Vicis Capital Master Fund(4)	58,906	58,906		0	+
KBC Financial Products USA Inc.(5)	157,084	157,084	*		+
JMG Capital Partners, L.P.(6)	147,267	147,267		0	+
JMG Triton Offshore Fund, Ltd(7)	147,267	147,267		0	+
Argent Classic Convertible Arbitrage Fund, L.P.(8)	10,406	10,406		0	+
Xavex Convertible Arbitrage 10 Fund(9)	4,123	4,123		0	+
Credit Agricole Structured Asset Management(10)	1,963	1,963		0	+
Argent Classic Convertible Arbitrage Fund II, L.P.(11)	2,356	2,356		0	+
CNH CA Master Account L.P.(12)	147,267	147,267		0	+
Arctos Partners Inc.(13)	402,529	402,529	*	0	+
Old Lane US Master Fund L.P.(14)	154,610	154,610		0	+
Old Lane HMA Master Fund L.P.(15)	101,712	101,712		0	+
Old Lane Cayman Master Fund L.P.(16)	430,922	430,922		0	+
Merced Partners Limited Partnership(17)	68,724	68,724		0	+
Tamarack International, Ltd(18)	29,453	29,453		0	+
DBAG London(19)	451,618	451,618	*		+
Marathon Global Convertible Master Fund, Ltd.(20)	392,712	392,712		0	+
CQS Convertible and Quantitative Strategies Master Fund Limited(21)	196,356	196,356		0	+
PNC Equity Securities LLC(22)	29,453	29,453	*	0	+
TQA Master Fund, Ltd.(23)	53,153	53,153		0	+
TQA Master Plus Fund, Ltd.(24)	24,642	24,642		0	+
Zurich Institutional Benchmarks Master Fund Ltd.(25)	12,566	12,566		0	+
MSS Convertible Arbitrage I Fund (26)	883	883		0	+
LDG Limited(27)	6,931	6,931		0	+
ADI Alternative Investments c/o Axix Pan(28)	19,635	19,635		0	+
ADI Alternative Investments c/o Kallista Master Fund Limited(29)	166,902	166,902		0	+
ADI Alternative Investments(30)	166,902	166,902		0	+
ADI Alternative Investments c/o Casam ADI CB Arbitrage(31)	88,360	88,360		0	+
Plexus Fund Limited(32)	451,618	451,618		0	+
Royal Bank of Canada(33)	58,906	58,906	*	0	+

_______________________

+           Less than 1%.

*
The Selling Stockholders identified with this symbol have identified that they are, or are affiliates of, registered broker-dealers. These Selling Stockholders have represented that they acquired their securities in the ordinary course of business and in the open market, and, at the time of the acquisition of the securities, had no agreements or understandings, directly or indirectly, with any person to distribute the securities.  To the extent that we become aware that any such Selling Stockholder did not acquire its securities in the ordinary course of business or did have such an agreement or understanding, we will file a post-effective amendment to the registration statement of which this prospectus is a part to designate such person as an “underwriter” within the meaning of the Securities Act of 1933.

(1)
Represents the maximum number of common shares issuable in exchange for exchangeable notes reported by the respective Selling Stockholders to be held by them, based on the initial conversion rate of 19.6356 of our common shares per $1,000 principal amount at maturity of the notes.  This conversion rate is, however, subject to adjustment. As a result, the number of our common shares issuable upon conversion of the notes may increase or decrease in the future.

(2)	Assumes the Selling Stockholder sells all of its shares of Common Stock offered pursuant to this prospectus.

(3)	Based on a total of 45,378,060 shares of Common Stock outstanding as of March 20, 2007.

(4)
Vicis Capital LLC is the investment manager of Vicis Capital Master Fund.  Shad Stastney, Sky Lucas and John Succo control Vicis Capital LLC but disclaim beneficial ownership of the shares owned by Vicis Capital Master Fund.

(5)
The Registered Securities are under the total control of KBC Financial Products USA Inc.  KBC Financial Products USA Inc. is a direct wholly-owned subsidiary of KBC Financial Holdings, Inc., which in turn is a direct wholly-owned subsidiary of KBC Bank N.V., which in turn is a direct wholly-owned subsidiary of KBC Group, N.V., a publicly held entity.

(6)
JMG Capital Partners, L.P. is a California limited partnership.  Its general partner is JMG Capital Management, LLC, a Delaware limited liability company and an investment advisor that has voting and dispositive power over JMG Capital Partners, L.P.’s investments, including the Registered Securities.  The equity interests of JMG Capital Management, LLC are owned by JMG Capital Management, Inc., a California corporation and Asset Alliance Holding Corp., a Delaware corporation.  Jonathon M. Glaser is the Executive Officer and Director of JMG Capital Management, Inc. and has sole investment discretion over JMG Capital Partners, L.P.’s portfolio holdings.

(7)
JMG Triton Offshore Fund, Ltd. is an international business company organized under the laws of the British Virgin Islands.  JMG Triton Offshore Fund, Ltd.’s investment manager is Pacific Assets Management, LLC, a Delaware limited liability company that has voting and dispositive power over JMG Triton Offshore Fund, Ltd.’s investments, including the Registered Securities.  The equity interests of Pacific Assets Management, LLC are owned by Pacific Capital Management, Inc., a California corporation and Asset Alliance Holding Corp., a Delaware corporation.  The equity interests of Pacifica Capital Management, Inc. are owned by Messrs. Roger Richter, Jonathon M. Glaser and Daniel A. David.  Messrs. Glaser and Richter have sole investment discretion over JMG Triton Offshore Fund, Ltd.’s portfolio holdings.

(8)	Nathanial Brown and Robert Richardson are the controlling persons of Argent Classic Convertible Arbitrage Fund, L.P.

(9)	Nathanial Brown and Robert Richardson are the controlling persons of Xavex Convertible Arbitrage 10 Fund.

(10)	Nathanial Brown and Robert Richardson are the controlling persons of Credit Agricole Structured Asset Management.

(11)	Nathanial Brown and Robert Richardson are the controlling persons of Argent Classic Convertible Arbitrage Fund II, L.P.

(12)
CNH Partners, LLC is investment advisor of CNH CA Master Account L.P. and has sole voting and dispositive power over the Registered Securities.  Investment principals for CNH Partners, LLC are Robert Krail, Mark Mitchell and Todd Pulvino.

(13)	The Bear Stearns Companies Inc., a publicly held entity, owns Arctos Partners Inc. and Bear, Stearns & Co. Inc., a broker/dealer.

(14)           The controlling person for Old Lane US Master Fund L.P. is Jonathan Barton.

(15)	The controlling person for Old Lane HMA Master Fund L.P. is Jonathon Barton.

(16)	The controlling person for Old Lane Cayman Master Fund L.P. is Jonathon Barton.

(17)
Global Capital Management, Inc. is a general partner of Merced Partners Limited Partnership.  John Brandenborg and Michael Frey are Directors of Global Capital Management, Inc.  Mr. Brandenborg and Mr. Frey each disclaim beneficial ownership of the Registered Securities.

(18)
Global Capital Management, Inc. is the general partner of EBF & Associates, L.P. which is the general partner of Hunter Capital Management, L.P., which is the investment manager of Tamarack International, Ltd.  John Brandenborg and Michael Frey are Directors of Global Capital Management, Inc.  Mr. Brandenborg and Mr. Frey each disclaim beneficial ownership of the Registered Securities.

(19)	DBAG London is an affiliate of Deutsche Bank Securities Inc, a publicly held entity. Patrick Corrigan has dispositive power over the DBAG London shares.

(20)
Marathon Asset Management, LLC, the investment advisor for Marathon Global Convertible Master Fund, Ltd., exercises voting power and investment control over any Registered Securities.  Bruce Richards and Louis Hanover are the Managing Members of Marathon Asset Management, LLC.

(21)	Alan Smith, Blair Gauld, Dennis Hunter, Karla Bolden and Jim Rogers are the Directors of CQS Convertible and Quantitative Strategies Master Fund Limited.

(22)	PNC Equity Securities LLC is a subsidiary of The PNC Financial Services Group, Inc., a publicly held entity.

(23)
TQA Investors, LLC, an SEC registered investment adviser for TQA Master Fund, Ltd., has sole investment power and shared voting power over any Registered Securities.   The principals are Robert Butman, John Idone, Paul Bucci, George Esser, Bartholomew Tesoriero, DJ Langis and Andrew Anderson.

(24)
TQA Investors, LLC, an SEC registered investment adviser for TQA Master Plus Fund Ltd., has sole investment power and shared voting power over any Registered Securities.  The principals are Robert Butman, John Idone, Paul Bucci, George Esser, Bartholomew Tesoriero, DJ Langis and Andrew Anderson.

(25)
TQA Investors, LLC, an SEC registered investment adviser for Zurich Institutional Benchmarks Master Fund Ltd. c/o TQA Investors, LLC, has sole investment power and shared voting power over any Registered Securities.  The principals are Robert Butman, John Idone, Paul Bucci, George Esser, Bartholomew Tesoriero, DJ Langis and Andrew Anderson.

(26)
TQA Investors, LLC, an SEC registered investment adviser for MSS Convertible Arbitrage 1 Fund c/o TQA Investors, LLC, has sole investment power and shared voting power over any Registered Securities.  The principals are Robert Butman, John Idone, Paul Bucci, George Esser, Bartholomew Tesoriero, DJ Langis and Andrew Anderson.

(27)
TQA Investors, LLC, the investment adviser for LDG Limited, has sole investment power and shared voting power over any Registered Securities.  The principals are Paul Bucci, Steven Potamis, Darren Langis & Andrew Anderson.

(28)	Patrick Hobin, Makrem Boumlouka, Erich Bonnet, Alain Reinhold and Christopher Lepistle are the controlling persons of ADI Alternative Investments c/o Axix Pan.

(29)	Patrick Hobin, Makrem Boumlouka, Erich Bonnet, Alain Reinhold and Christopher Lepistle are the controlling persons of ADI Alternative Investments c/o Kallista Master Fund Limited.

(30)	Patrick Hobin, Makrem Boumlouka, Erich Bonnet, Alain Reinhold and Christopher Lepistle are the controlling persons of ADI Alternative Investments.

(31)	Patrick Hobin, Makrem Boumlouka, Erich Bonnet, Alain Reinhold and Christopher Lepistle are the controlling persons of ADI Alternative Investments c/o Casam ADI CB Arbitrage.

(32)	Dermot Keane is the controlling person of Plexus Fund Limited.

(33)	Royal Bank of Canada is a subsidiary of RBC Capital Markets Corp., a publicly held entity.

**
Additional Selling Stockholders not named in this prospectus will be not be able to use this prospectus for resales until they are named in the Selling Stockholder table by prospectus supplement, post-effective amendment or other filing. Transferees, successors and donees of identified Selling Stockholders will not be able to use this prospectus for resales until they are named in the Selling Stockholders table by prospectus supplement,  post-effective amendment or other filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By: /s/ Scott A. Musil
Name: Scott A. Musil Title: Chief Accounting Officer

Date:           May 18, 2007